UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017 (March 24, 2017)

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01.                                        Other Events.

Convertible Senior Notes Offering

On March 24, 2017, Starwood Property Trust, Inc. (the “Company”) and its external manager, SPT Management, LLC (the “Manager”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. (the “Underwriter”), relating to the issuance and sale of $250,000,000 aggregate principal amount of its 4.375% Convertible Senior Notes due 2023 (the “Convertible Notes”).  Prior to October 1, 2022, the Convertible Notes will be convertible only upon certain circumstances and during certain periods, and thereafter will be convertible at any time prior to the close of business on the second scheduled trading day prior to maturity at an initial conversion rate of 38.5959 shares of common stock per $1,000 principal amount of Convertible Notes, subject to adjustment in certain circumstances.  Upon conversion, holders will receive cash, shares of the Company’s common stock, par value $0.01 per share, or a combination thereof at the Company’s election. On or after January 1, 2023, the Company may redeem the Convertible Notes for cash, in whole or from time to time in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Convertible Notes were issued on March 29, 2017 pursuant to an Indenture, dated as of February 15, 2013, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of March 29, 2017, between the Company and the Trustee.  The Convertible Notes and the shares of the Company’s common stock issuable upon conversion of the Convertible Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-210560) previously filed by the Company with the Securities and Exchange Commission under the Act.

Ratios of Earnings to Fixed Charges

The Company is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement of Computation of Ratios of Earnings to Fixed Charges, which includes the calculation of its historical ratios of earnings to fixed charges for the years ended December 31, 2016, 2015, 2014, 2013, and 2012.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 24, 2017, among the Company, the Manager and the Underwriter
4.1	Indenture for Senior Debt Securities, dated as of February 15, 2013, between the Company and the Trustee*
4.2	Fourth Supplemental Indenture, dated as of March 29, 2017, between the Company and the Trustee
4.3	Form of 4.375% Convertible Senior Notes due 2023 (included in Exhibit 4.2)
5.1	Opinion of Sidley Austin LLP
5.2 12.1	Opinion of Morrison & Foerster LLP Statement of Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.2)

* Incorporated by reference to exhibit 4.6 of the Registration Statement of Starwood Property Trust, Inc. on Form S-3 (File No. 333-210560), filed with the SEC on April 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2017	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 24, 2017, among the Company, the Manager and the Underwriter
4.1	Indenture for Senior Debt Securities, dated as of February 15, 2013, between the Company and the Trustee*
4.2	Fourth Supplemental Indenture, dated as of March 29, 2017, between the Company and the Trustee
4.3	Form of 4.375% Convertible Senior Notes due 2023 (included in Exhibit 4.2)
5.1	Opinion of Sidley Austin LLP
5.2 12.1	Opinion of Morrison & Foerster LLP Statement of Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.2)

* Incorporated by reference to exhibit 4.6 of the Registration Statement of Starwood Property Trust, Inc. on Form S-3 (File No. 333-210560), filed with the SEC on April 1, 2016.